                       SECOND AMENDMENT TO AMENDED AND RESTATED
                                   CREDIT AGREEMENT

    This second amendment to amended and restated credit agreement ("Amendment") is dated as of October 20, 1997, and entered into by and among Eagle Hardware & Garden, Inc., a Washington corporation ("Borrower"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to as a "Lender" and collectively as "Lenders"), and U. S. BANK NATIONAL ASSOCIATION, as successor by merger to U. S. Bank of Washington, National Association, as agent for Lenders (in such capacity "Agent").

                                      RECITALS:

    A. Borrower, Lenders and Agent are parties to an amended and restated credit agreement dated as of May 28, 1996 (as amended, the "Credit Agreement"; capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement), pursuant to which Agent and Lenders have extended certain credit facilities to Borrower. On or about December 6, 1996, Borrower, Lenders and Agent entered into that certain first amendment to amended and restated credit agreement.

    B. Borrower has requested Agent and Lenders to extend the Revolving Credit Termination Date of the Revolving Credit Loans, to modify certain financial covenants set forth in the Credit Agreement, and to eliminate all references to "Collateral" in the Credit Agreement. Agent and Lenders wish to grant Borrower's requests only on the terms and conditions set forth herein.

    NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.    AMENDMENTS

    1.1       TERMS DEFINED

    On or after (but not before) the Effective Date, Section 1.1 of the Credit Agreement is amended by (a) deleting the definition of "Collateral" and (b) amending the definitions of "Applicable Margin" and "Revolving Credit Termination Date" as set forth below:

         "Applicable Margin" shall be determined as of the end of each Fiscal Quarter based on Borrower's Capital Ratio for such Fiscal
    Quarter in accordance with the table set forth below and shall be effective as of the first day of the Fiscal Quarter following the delivery of the financial statements required under Section 5. l(c) herein:

          ========================================
           Capital Ratio      Applicable Margin
          ========================================
           > 0.33:1.0         1.25% per annum
          ----------------------------------------
           < 0.33:1.0         0.75% per annum
          ========================================

    where "< " means "equal to or less than" and ">" means "greater than." Notwithstanding the foregoing, (a) if Borrower's senior debt rating from Standard and Poor's Corporation is BB (or an equivalent rating from a comparable rating agency) or better at the end of a Fiscal Quarter, then effective as of the first day of the following Fiscal Quarter the Applicable Margin shall be 0.75% per annum, and (b) if Borrower's senior debt rating from Standard and Poor's Corporation is BBB (or an equivalent rating from a comparable rating agency) or better at the end of a Fiscal Quarter, then effective as of the first day of the following Fiscal Quarter the Applicable Margin shall be 0.55% per annum.

         "Revolving Credit Termination Date" means June 30, 1999, or such earlier date as the Revolving Credit Commitments terminate.

    1.2       REVOLVING CREDIT NOTE

    On and after (but not before) the Effective Date, the form of Revolving Credit Note attached as Exhibit A to the Credit Agreement shall be replaced with the form of Revolving Credit Note attached hereto as Exhibit A.

    1.3       FINANCIAL DATA

    On and after (but not before) the Effective Date, subsections 5.1(f) and
5.1 (i) of the Credit Agreement are deleted in their entirety.

    1.4       TANGIBLE NET WORTH

    On and after (but not before) the Effective Date, Section 6.15 of the Credit Agreement is hereby amended to read as follows:

         6.15  TANGIBLE NET WORTH

         Permit Tangible Net Worth plus Subordinated Debt at any time to fall below the sum of (a) $385,000,000, plus (b) 75% of Borrower's Consolidated positive Net Income for each Fiscal Quarter commencing with the Fiscal Quarter ending on or about July 31, 1997, plus (c) 100% of any equity plus Subordinated Debt raised by Borrower after July 31, 1997.

    1.5       FIXED CHARGE COVERAGE RATIO

    On and after (but not before) the Effective Date, Section 6.17 of the Credit Agreement is hereby deleted in its entirety.

    1.6       CURRENT RATIO

    On and after (but not before) the Effective Date, Section 6.19 of the Credit Agreement is hereby deleted in its entirety.

    1.7       CAPITAL EXPENDITURES

    On and after (but not before) the Effective Date, Section 6.21 of the Credit Agreement is hereby amended to read as follows:

         6.21  CAPITAL EXPENDITURES

         Permit the aggregate amount of Borrower's Consolidated Capital Expenditures to exceed (a) $95,000,000 for the Fiscal Year ending closest to January 31, 1998, (b) $135,000,000 for the Fiscal Year ending closest to January 31, 1999 and (c) $110,000,000 for any Fiscal Year thereafter.

    1.8        RECORDING AND ENFORCEABILITY

    On and after (but not before) the Effective Date, Section 7.4 of the Credit Agreement is hereby amended to read as follows:

         7.4       RECORDING AND ENFORCEABILITY

         Neither the articles of incorporation, bylaws, or other applicable corporate documents of Borrower nor other agreements require recording, filing, registration, notice, or other similar action in order to insure the legality, validity, binding effect, or enforceability against all Persons of this Agreement, the Notes, or other Loan Documents executed or to be executed hereunder.

    1.9        LITIGATION

    On and after (but not before) the Effective Date, Section 7.5 of the Credit Agreement is hereby amended to read as follows:

         7.5 LITIGATION

         Except as set forth on Schedule 7.5 hereto, there are no actions, suits, or proceedings pending against or affecting Borrower before any Governmental Body that could have a material adverse effect on Borrower. Borrower is not in default under any material provision of any Applicable Law or Governmental Approval of any Governmental Body which could have a material adverse effect on Borrower.

    1.10      EVENTS OF DEFAULT

    On and after (but not before) the Effective Date, Section 8.l(m) of the Credit Agreement is hereby amended to read as follows:

         (m) If there shall occur any event that has a material adverse effect upon the business or financial condition of Borrower and its Subsidiaries, or that materially increases Lenders' risk that Borrower will not repay the Loans or pay the amount of any draw under the Letters of Credit.

    1.11      AMENDMENTS AND WAIVERS

    On and after (but not before) the Effective Date, clause (vii) of Section 10.8(b) of the Credit Agreement is hereby deleted in its entirety.

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF BORROWER

    In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and to Agent that the following statements are true, correct, and complete:

    2.1       CORPORATE POWER AND AUTHORITY

    Borrower has all corporate power and authority to enter into this Amendment and carry out the transactions contemplated hereby, and perform its obligations under The Credit Agreement.

    2.2       INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT
              AGREEMENT

    The representations and warranties contained in Article VII of the Credit Agreement are and will be true, correct, and complete in all material respects on the Effective Date to the same extent as though made on that date, except to the extent such representations and warranties specifically relate to an earlier date, in which they were true, correct, and complete in all material respects on and as of such earlier date.

    2.3       ABSENCE OF DEFAULT

    No event has occurred and is continuing that will constitute a Default or an Event of Default.

ARTICLE III. CONDITIONS TO EFFECTIVENESS

    Article I of this Amendment shall become effective as of October 31, 1997 (the "Effective Date"), provided that (a) all representations and warranties contained herein are true and correct as of the Effective Date, and (b) Agent shall have received each of the following, dated the date hereof (or such other date satisfactory to Agent), and in form and substance satisfactory to Agent.

    3.1       AMENDMENT

    A duly executed original (or, if elected by Agent, an executed facsimile copy) of this Amendment, duly executed by Borrower and the Requisite Lenders.

    3.2       REPLACEMENT NOTES

    Duly executed originals of revolving credit notes in the form attached hereto as Exhibit A, duly executed by Borrower, payable to the order of each Lender in the principal amount of such Lender's Revolving Credit Commitment, which shall be in substitution for, but not in payment of, the Revolving Credit Note held by such Lender. Upon execution of such revolving credit notes, such notes shall constitute the "Revolving Credit Notes" for all purposes of the Credit Agreement and other Loan Documents and all amounts outstanding under the substituted revolving credit notes shall be deemed outstanding under the Revolving Credit Notes.

    3.3       FURTHER ASSURANCES

    All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment and all documents relating thereto shall be reasonably satisfactory in form and substance to Agent and Agent shall have received all counterpart originals or certified copies of such documents as it may reasonably request.

ARTICLE IV. MISCELLANEOUS

    4.1       RESERVATION OF RIGHTS

    Borrower acknowledges and agrees that the execution and delivery by Agent and Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise Obligate Agent or Lenders to give similar amendments in the future.

    4.2.      REAFFIRMATION

    Except as hereby expressly amended, all terms, covenants, and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

    4.3       SUPERSESSION

    This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.8 of the Credit Agreement.

    4.4       FEES AND EXPENSES

    Borrower acknowledges that all reasonable costs, fees, and expenses as described in Section 10.2 of the Credit Agreement incurred by Agent, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

    4.5       INVALIDITY

    If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

    4.6       GOVERNING LAW

    This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of Washington, without regard to conflicts of laws principles.

    4.7       HEADINGS

    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    4.8       SUCCESSORS

    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third-party beneficiaries are intended in connection with this Amendment.

    4.9       COUNTERPARTS

    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

    IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers therein to duly authorized as of the date first above written.

                                  BORROWER:

                                  EAGLE HARDWARE & GARDEN, INC.



                                  By /s/ Ronald P. Maccarone
                                     --------------------------------
                                       Name: Ronald P. Maccarone
                                       Title: EVP/CFO

                                  LENDERS:

                                  U. S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association and to United States National Bank of Oregon


                                  By /s/ Vance Gledhill
                                     --------------------------------
                                       Name: Vance Gledhill
                                       Title: Vice President



                                  FIRST HAWAIIAN BANK


                                  By ________________________________
                                       Name: ________________________
                                       Title: _______________________


                                  KEY BANK OF WASHINGTON


                                  By ________________________________
                                       Name: ________________________
                                       Title: _______________________


                                  THE SUMITOMO BANK, LIMITED


                                  By ________________________________
                                       Name: ________________________
                                       Title: _______________________


                                  By ________________________________
                                       Name: ________________________
                                       Title: _______________________

                                  FIRST SECURITY BANK OF IDAHO, N.A.

                                  By ________________________________
                                       Name: ________________________
                                       Title: _______________________


                                  AGENT:

                                  U. S. BANK NATIONAL ASSOCIATION, as successor by merger to U. S. Bank of Washington, National Association


                                  By /s/ Vance Gledhill
                                     --------------------------------
                                       Name: Vance Gledhill
                                       Title: Vice President

                                      EXHIBIT A
                          TO SECOND AMENDMENT TO AMENDED AND
                              RESTATED CREDIT AGREEMENT

                                REVOLVING CREDIT NOTE

$___________                                                 Seattle, Washington
                                                                October 31, 1997

    FOR VALUE RECEIVED, EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Borrower"), promises to pay to the order of _______________________ ("Payee"), on or before June 30, 1999, the lesser of (x) $_______________________ and (y)
the unpaid principal amount of all advances made by Payee to Borrower as Revolving Credit Loans under the Credit Agreement referred to below.

    Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with provisions of that certain Amended and Restated Credit Agreement dated as of May 28, 1996, by and among Borrower, the financial institutions listed therein as Lenders, and U. S. Bank of Washington, National Association (now U. S. Bank National Association, its successor by merger, "U. S. Bank"), as agent for Lenders (in such capacity, "Agent") (said Credit Agreement as amended by the first amendment to credit agreement dated as of December 6, 1996 and the second amendment to credit agreement dated as of October 20, 1997, and as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined).

    Borrower shall repay the entire unpaid principal balance of this Revolving Credit Note together with all accrued and unpaid interest thereon, on June 30, 1999.

    This Revolving Credit Note is one of Borrower's "Revolving Credit Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Revolving Credit Note shall be made in lawful money of the United States of America in same day funds at the office of Agent located at 1420 Fifth Avenue, 11th Floor, Seattle,

Washington 98101, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer or assignment of this Revolving Credit Note in accordance with the terms of the Credit Agreement, Borrower and Agent shall be entitled to deem Payee or any subsequent permitted assignee of this Revolving Credit Note as the owner and holder of this Revolving Credit Note. Each of Payee and any subsequent permitted assignee of this Revolving Credit Note agrees, by its acceptance hereof, that before disposing of this Revolving Credit Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Revolving Credit Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Revolving Credit Note.

    Whenever any payment on this Revolving Credit Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Revolving Credit Note.

    THE CREDIT AGREEMENT AND THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Revolving Credit Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

    The terms of this Revolving Credit Note are subject to amendment only in the manner provided in the Credit Agreement.

    This Revolving Credit Note is subject to restrictions on transfer or assignment as provided in Section 10.3 of the Credit Agreement.

    No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency herein prescribed.

    Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Revolving Credit Note. Borrower and any endorsers of this Revolving Credit Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Revolving Credit Note is in substitution for, but not in payment of, the Revolving Credit Note dated as of May 28, 1996 in the principal amount of $___________________ payable to Payee and as such is a Revolving Credit Note for all purposes of the Credit Agreement and the other Loan Documents. All amounts outstanding under the May 28, 1996 Revolving Credit Note constitute amounts outstanding under this Revolving Credit Note. Upon execution and delivery of this Revolving Credit Note, Borrower shall have no right to borrow under the May 28, 1996 Revolving Credit Note.

    IN WITNESS WHEREOF, Borrower has caused this Revolving Credit Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  EAGLE HARDWARE & GARDEN, INC.

                                  By ________________________________

                                  Title _____________________________

                                     TRANSACTIONS

                               ON REVOLVING CREDIT NOTE

--------------------------------------------------------------------------------
| | AMOUNT OF LOAN | AMOUNT OF PRINCIPAL | OUTSTANDING PRINCIPAL | NOTATION | |DATE| MADE THIS DATE | PAID THIS DATE | BALANCE THIS DATE | MADE BY |
================================================================================
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------

                           REVOLVING CREDIT NOTE

$15,000,000                                                  Seattle, Washington
                                                                October 31, 1997

    FOR VALUE RECEIVED, EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Borrower"), promises to pay to the order of THE SUMITOMO BANK, LIMITED ("Payee"), on or before June 30, 1999, the lesser of (x) $15,000,000 and (y) the unpaid principal amount of all advances made by Payee to Borrower as Revolving Credit Loans under the Credit Agreement referred to below.

    Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with provisions of that certain Amended and Restated Credit Agreement dated as of May 28, 1996, by and among Borrower, the financial institutions listed therein as Lenders, and U. S. Bank of Washington, National Association (now U. S. Bank National Association, its successor by merger, "U. S. Bank"), as agent for Lenders (in such capacity, "Agent") (said Credit Agreement as amended by the first amendment to credit agreement dated as of December 6, 1996 and the second amendment to credit agreement dated as of October 20, 1997, and as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined).

    Borrower shall repay the entire unpaid principal balance of this Revolving Credit Note together with all accrued and unpaid interest thereon, on June 30, 1999.

    This Revolving Credit Note is one of Borrower's "Revolving Credit Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.

    All payments of principal and interest in respect of this Revolving Credit Note shall be made in lawful money of the United States of America in same day funds at the office of Agent located at 1420 Fifth Avenue, 11th Floor, Seattle, Washington 98101, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer or assignment of this Revolving Credit Note in accordance with the terms of the Credit Agreement, Borrower and Agent shall be entitled to deem Payee or any subsequent permitted assignee of this Revolving Credit Note as the owner and holder of this Revolving Credit Note. Each of Payee and any subsequent permitted assignee of this Revolving Credit Note agrees, by its acceptance hereof, that before disposing of this Revolving Credit Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Revolving Credit Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Revolving Credit Note.

    Whenever any payment on this Revolving Credit Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Revolving Credit Note.

    THE CREDIT AGREEMENT AND THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Revolving Credit Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

    The terms of this Revolving Credit Note are subject to amendment only in the manner provided in the Credit Agreement.

    This Revolving Credit Note is subject to restrictions on transfer or assignment as provided in Section 10.3 of the Credit Agreement.

    No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency herein prescribed.

    Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Revolving Credit Note. Borrower and any endorsers of this Revolving Credit Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Revolving Credit Note is in substitution for, but not in payment of, the Revolving Credit Note dated as of May 28, 1996 in the principal amount of $15,000,000 payable to Payee and as such is a Revolving Credit Note for all purposes of the Credit Agreement and the other Loan Documents. All amounts outstanding under the May 28, 1996 Revolving Credit Note constitute amounts outstanding under this Revolving Credit Note. Upon execution and delivery of this Revolving Credit Note, Borrower shall have no right to borrow under the May 28, 1996 Revolving Credit Note.

    IN WITNESS WHEREOF, Borrower has caused this Revolving Credit Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  EAGLE HARDWARE & GARDEN, INC.

                                  By /s/ Ronald P. Maccarone
                                     --------------------------
                                  Title EVP/CFO
                                        -----------------------

                                     TRANSACTIONS

                               ON REVOLVING CREDIT NOTE

--------------------------------------------------------------------------------
| | Amount of Loan | Amount of Principal | Outstanding Principal | Notation | |Date| Made This Date | Paid This Date | Balance This Date | Made By |
================================================================================
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------

                                REVOLVING CREDIT NOTE

$10,000,000                                                  Seattle, Washington
                                                                 October 31,1997

    FOR VALUE RECEIVED, EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Borrower"), promises to pay to the order of FIRST SECURITY BANK OF IDAHO, N.A. ("Payee"), on or before June 30, 1999, the lesser of (x) $10,000,000 and (y) the unpaid principal amount of all advances made by Payee to Borrower as Revolving Credit Loans under the Credit Agreement referred to below.

    Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with provisions of that certain Amended and Restated Credit Agreement dated as of May 28, 1996, by and among Borrower, the financial institutions listed therein as Lenders, and U. S. Bank of Washington, National Association (now U. S. Bank National Association, its successor by merger, "U. S. Bank"), as agent for Lenders (in such capacity, "Agent") (said Credit Agreement as amended by the first amendment to credit agreement dated as of December 6, 1996 and the second amendment to credit agreement dated as of October 20, 1997, and as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined).

    Borrower shall repay the entire unpaid principal balance of this Revolving Credit Note together with all accrued and unpaid interest thereon, on June 30, 1999.

    This Revolving Credit Note is one of Borrower's "Revolving Credit Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.

    All payments of principal and interest in respect of this Revolving Credit Note shall be made in lawful money of the United States of America in same day funds at the office of Agent located at 1420 Fifth Avenue, 11th Floor, Seattle, Washington 98101, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer or assignment of this Revolving Credit Note in accordance with the terms of the Credit Agreement, Borrower and Agent shall be entitled to deem

Payee or any subsequent permitted assignee of this Revolving Credit Note as the owner and holder of this Revolving Credit Note. Each of Payee and any subsequent permitted assignee of this Revolving Credit Note agrees, by its acceptance hereof, that before disposing of this Revolving Credit Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Revolving Credit Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Revolving Credit Note.

    Whenever any payment on this Revolving Credit Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Revolving Credit Note.

    THE CREDIT AGREEMENT AND THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Revolving Credit Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

    The terms of this Revolving Credit Note are subject to amendment only in the manner provided in the Credit Agreement.

    This Revolving Credit Note is subject to restrictions on transfer or assignment as provided in Section 10.3 of the Credit Agreement.

    No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency herein prescribed.

    Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Revolving Credit Note. Borrower and any endorsers of this Revolving Credit Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Revolving Credit Note is in substitution for, but not in payment of, the Revolving Credit Note dated as of May 28, 1996 in the principal amount of $10,000,000 payable to Payee and as such is a Revolving Credit Note for all purposes of the Credit Agreement and the other Loan Documents. All amounts outstanding under the May 28, 1996 Revolving Credit Note constitute amounts outstanding under this Revolving Credit Note. Upon execution and delivery of this Revolving Credit Note, Borrower shall have no right to borrow under the May 28, 1996 Revolving Credit Note.

    IN WITNESS WHEREOF, Borrower has caused this Revolving Credit Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  EAGLE HARDWARE & GARDEN, INC.

                                  By /s/ Ronald P. Maccarone
                                     ---------------------------
                                  Title EVP/CFO
                                        ------------------------

                                     TRANSACTIONS

                               ON REVOLVING CREDIT NOTE

--------------------------------------------------------------------------------
| | Amount of Loan | Amount of Principal | Outstanding Principal | Notation | |Date| Made This Date | Paid This Date | Balance This Date | Made By |
================================================================================
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------

                                REVOLVING CREDIT NOTE

$30,000,000                                                  Seattle, Washington
                                                                October 31, 1997

    FOR VALUE RECEIVED, EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Borrower"), promises to pay to the order of U. S. BANK NATIONAL ASSOCIATION ("Payee"), on or before June 30, 1999, the lesser of (x) $30,000,000 and (y) the unpaid principal amount of all advances made by Payee to Borrower as Revolving Credit Loans under the Credit Agreement referred to below.

    Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with provisions of that certain Amended and Restated Credit Agreement dated as of May 28, 1996, by and among Borrower, the financial institutions listed therein as Lenders, and U. S. Bank of Washington, National Association (now U. S. Bank National Association, its successor by merger, "U. S. Bank"), as agent for Lenders (in such capacity, "Agent") (said Credit Agreement as amended by the first amendment to credit agreement dated as of December 6, 1997 and the second amendment to credit agreement dated as of October 20, 1997, and as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined).

    Borrower shall repay the entire unpaid principal balance of this Revolving Credit Note together with all accrued and unpaid interest thereon, on June 30, 1999.

    This Revolving Credit Note is one of Borrower's "Revolving Credit Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.

    All payments of principal and interest in respect of this Revolving Credit Note shall be made in lawful money of the United States of America in same day funds at the office of Agent located at 1420 Fifth Avenue, 11th Floor, Seattle, Washington 98101, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer or assignment of this Revolving Credit Note in accordance with the terms of the Credit Agreement, Borrower and Agent shall be entitled to deem Payee or any subsequent permitted assignee of this Revolving Credit Note as the owner and holder of this Revolving Credit Note. Each of Payee and any subsequent permitted assignee of this Revolving Credit Note agrees, by its acceptance hereof, that before disposing of this Revolving Credit Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Revolving Credit Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Revolving Credit Note.

    Whenever any payment on this Revolving Credit Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Revolving Credit Note.

    THE CREDIT AGREEMENT AND THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Revolving Credit Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

    The terms of this Revolving Credit Note are subject to amendment only in the manner provided in the Credit Agreement.

    This Revolving Credit Note is subject to restrictions on transfer or assignment as provided in Section 10.3 of the Credit Agreement.

    No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency herein prescribed.

    Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Revolving Credit Note. Borrower and any endorsers of this Revolving Credit Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Revolving Credit Note is in substitution for, but not in payment of, the Revolving Credit Note dated as of May 28, 1996 in the principal amount of $30,000,000 payable to Payee and as such is a Revolving Credit Note for all purposes of the Credit Agreement and the other Loan Documents. All amounts outstanding under the May 28, 1996 Revolving Credit Note constitute amounts outstanding under this Revolving Credit Note. Upon execution and delivery of this Revolving Credit Note, Borrower shall have no right to borrow under the May 28, 1996 Revolving Credit Note.

    IN WITNESS WHEREOF, Borrower has caused this Revolving Credit Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  EAGLE HARDWARE & GARDEN, INC.

                                  By /s/ Ronald P. Maccarone
                                     ---------------------------
                                  Title EVP/CFO
                                        ------------------------
                                                                       Page 3

                                     TRANSACTIONS

                               ON REVOLVING CREDIT NOTE


-------------------------------------------------------------------------------
| | amount of loan | amount of principal | outstanding principal | notation | |date| made this date | paid this date | balance this date | made by |
================================================================================
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------

                                REVOLVING CREDIT NOTE

$1O,000,000                                                  Seattle, Washington
                                                                 October 31,1997

    FOR VALUE RECEIVED, EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Borrower"), promises to pay to the order of FIRST HAWAIIAN BANK ("Payee"), on or before June 30, 1999, the lesser of (x) $10,000,000 and (y) the unpaid principal amount of all advances made by Payee to Borrower as Revolving Credit Loans under the Credit Agreement referred to below.

    Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with provisions of that certain Amended and Restated Credit Agreement dated as of May 28, 1996, by and among Borrower, the financial institutions listed therein as Lenders, and U. S. Bank of Washington, National Association (now U. S. Bank National Association, its successor by merger, "U. S. Bank"), as agent for Lenders (in such capacity, "Agent") (said Credit Agreement as amended by the first amendment to credit agreement dated as of December 6, 1996 and the second amendment to credit agreement dated as of October 20, 1997, and as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined).

    Borrower shall repay the entire unpaid principal balance of this Revolving Credit Note together with all accrued and unpaid interest thereon, on June 30, 1999.

    This Revolving Credit Note is one of Borrower's "Revolving Credit Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.

    All payments of principal and interest in respect of this Revolving Credit Note shall be made in lawful money of the United States of America in same day funds at the office of Agent located at 1420 Fifth Avenue, 11th Floor, Seattle, Washington 98101, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer or assignment of this Revolving Credit Note in accordance with the terms of the Credit Agreement, Borrower and Agent shall be entitled to deem Payee or any subsequent permitted assignee of this Revolving Credit Note as the owner and holder of this Revolving Credit Note. Each of Payee and any subsequent permitted assignee of this Revolving Credit Note agrees, by its acceptance hereof, that before disposing of this Revolving Credit Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Revolving Credit Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Revolving Credit Note.

    Whenever any payment on this Revolving Credit Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Revolving Credit Note.

    THE CREDIT AGREEMENT AND THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Revolving Credit Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

    The terms of this Revolving Credit Note are subject to amendment only in the manner provided in the Credit Agreement.

    This Revolving Credit Note is subject to restrictions on transfer or assignment as provided in Section 10.3 of the Credit Agreement.

    No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency herein prescribed.

    Borrower promises to pay all costs and expenses, including reasonable Attorneys' Fees, all as provided in Section 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Revolving Credit Note. Borrower and any endorsers of this Revolving Credit Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Revolving Credit Note is in substitution for, but not in payment of, the Revolving Credit Note dated as of May 28, 1996 in the principal amount of $l0,000,000 payable to Payee and as such is a Revolving Credit Note for all purposes of the Credit Agreement and the other Loan Documents. All amounts outstanding under the May 28, 1996 Revolving Credit Note constitute amounts outstanding under this Revolving Credit Note. Upon execution and delivery of this Revolving Credit Note, Borrower shall have no right to borrow under the May 28, 1996 Revolving Credit Note.

    IN WITNESS WHEREOF, Borrower has caused this Revolving Credit Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  EAGLE HARDWARE & GARDEN, INC.

                                  By /s/ Ronald P. Maccarone
                                     --------------------------
                                  Title EVP/CFO
                                        -----------------------

                                     TRANSACTIONS

                               ON REVOLVING CREDIT NOTE


-------------------------------------------------------------------------------
| | Amount of Loan | Amount of Principal | Outstanding Principal | Notation | |Date| Made This Date | Paid This Date | Balance This Date | Made By |
================================================================================
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------

                                REVOLVING CREDIT NOTE

$10,000,000                                                  Seattle, Washington
                                                                October 31, 1997

    FOR VALUE RECEIVED, EAGLE HARDWARE & GARDEN, INC., a Washington corporation ("Borrower"), promises to pay to the order of KEY BANK OF WASHINGTON ("Payee"), on or before June 30, 1999, the lesser of (x) $10,000,000 and (y) the unpaid principal amount of all advances made by Payee to Borrower as Revolving Credit Loans under the Credit Agreement referred to below.

    Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with provisions of that certain Amended and Restated Credit Agreement dated as of May 28, 1996, by and among Borrower, the financial institutions listed therein as Lenders, and U. S. Bank of Washington, National Association (now U. S. Bank National Association, its successor by merger, "U. S. Bank"), as agent for Lenders (in such capacity, "Agent") (said Credit Agreement as amended by the first amendment to credit agreement dated as of December 6, 1996 and the second amendment to credit agreement dated as of October 20, 1997, and as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined).

    Borrower shall repay the entire unpaid principal balance of this Revolving Credit Note together with all accrued and unpaid interest thereon, on June 30, 1999.

    This Revolving Credit Note is one of Borrower's "Revolving Credit Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby were made and are to be repaid.

    All payments of principal and interest in respect of this Revolving Credit Note shall be made in lawful money of the United States of America in same day funds at the office of Agent located at 1420 Fifth Avenue, 11th Floor, Seattle, Washington 98101, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer or assignment of this Revolving Credit Note in accordance with the terms of the Credit Agreement, Borrower and Agent shall be entitled to deem Payee or any subsequent permitted assignee of this Revolving Credit Note as the owner and holder of this Revolving Credit Note. Each of Payee and any subsequent permitted assignee of this Revolving Credit Note agrees, by its acceptance hereof, that before disposing of this Revolving Credit Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Revolving Credit Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Revolving Credit Note.

    Whenever any payment on this Revolving Credit Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Revolving Credit Note.

    THE CREDIT AGREEMENT AND THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

    Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Revolving Credit Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

    The terms of this Revolving Credit Note are subject to amendment only in the manner provided in the Credit Agreement.

    This Revolving Credit Note is subject to restrictions on transfer or assignment as provided in Section 10.3 of the Credit Agreement.

    No reference herein to the Credit Agreement and no provision of this Revolving Credit Note or the Credit Agreement shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the principal of and interest on this Revolving Credit Note at the place, at the respective times, and in the currency herein prescribed.

    Borrower promises to pay all costs and expenses, including reasonable Attorneys' Fees, ALL AS provided in Section 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Revolving Credit Note. Borrower and any endorsers of this Revolving Credit Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Revolving Credit Note is in substitution for, but not in payment of, the Revolving Credit Note dated as of May 28, 1996 in the principal amount of $10,000,000 payable to Payee and as such is a Revolving Credit Note for all purposes of the Credit Agreement and the other Loan Documents. All amounts outstanding under the May 28, 1996 Revolving Credit Note constitute amounts outstanding under this Revolving Credit Note. Upon execution and delivery of this Revolving Credit Note, Borrower shall have no right to borrow under the May 28, 1996 Revolving Credit Note.

    IN WITNESS WHEREOF, Borrower has caused this Revolving Credit Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  EAGLE HARDWARE & GARDEN, INC.


                                  By Ronald P. Maccarone
                                     ----------------------------
                                  Title EVP/CFO
                                        -------------------------

                                     TRANSACTIONS

                               ON REVOLVING CREDIT NOTE

-------------------------------------------------------------------------------
| | Amount of Loan | Amount of Principal | Outstanding Principal | Notation | |Date| Made This Date | Paid This Date | Balance This Dale | Made By |
================================================================================
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------
|    |                |                     |                       |          |
|-------------------------------------------------------------------------------

                                  LENDERS:

                                  U. S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association and to United States National Bank of Oregon


                                  By /s/ Vance Gledhill
                                     -------------------------------------
                                       Name: Vance Gledhill
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                  FIRST HAWAIIAN BANK


                                  By /s/ Travis Ruetenik
                                     -------------------------------------
                                       Name: Travis Ruetenik
                                             -----------------------------
                                       Title: Corporate Banking Officer
                                              ----------------------------

                                  KEYBANK NATIONAL ASSOCIATION


                                  By /s/ Kathleen J. Johanson
                                     ------------------------------------
                                       Name: Kathleen J. Johanson
                                             ----------------------------
                                       Title: Vice President
                                              ---------------------------


                                  THE SUMITOMO BANK, LIMITED


                                  By /s/ Carol A. Daley
                                     ------------------------------------
                                       Name: Carol A. Daley
                                             ----------------------------
                                       Title: Vice
                                              ---------------------------

                                  By /s/ J. William Bloore
                                     ------------------------------------
                                       Name: J. William Bloore
                                             ----------------------------
                                       Title: Vice President
                                              ---------------------------

                                  FIRST SECURITY BANK OF IDAHO, N.A.


                                  By /s/ Brian W. Cook
                                     ------------------------------------
                                       Name: Brian W. Cook
                                             ----------------------------
                                       Title: Vice President
                                              ---------------------------

                                  AGENT:

                                  U. S. BANK NATIONAL ASSOCIATION, as successor by merger to U. S. Bank of Washington, National Association


                                  By /s/ Vance Gledhill
                                     ------------------------------------
                                       Name: Vance Gledhill
                                             ----------------------------
                                       Title: Vice President
                                              ---------------------------